Statement of Additional Information	May 1, 2006

SAI dated May 1, 2006

•	JIC Institutional Bond Fund I
•	JIC Institutional Bond Fund II
•	JIC Institutional Bond Fund III
•	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road
Cincinnati, OH 45247
(513) 661-3100
(800) 541-0170
FAX (513) 661-4901

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the JIC Institutional Bond Funds dated May 1, 2006. This SAI incorporates by reference the financial statements and independent auditor’s report in the Fund’s Annual Report to Shareholders for the period ended December 31, 2005 (the “Annual Report”). A free copy of the Prospectus and Annual Report can be obtained by writing the Trust at 3777 West Fork Road, Cincinnati, Ohio 45247, or by calling the Trust at (513) 661-3100 or (800) 541-0170.

DESCRIPTION OF THE TRUST

Johnson Mutual Funds Trust (the “Trust”) is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 30, 1992 (the “Trust Agreement”). The Board of Trustees supervises the business activities of the Trust. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of thirteen series have been authorized, four of which are the JIC Institutional Bond Fund I, the JIC Institutional Bond Fund II, the JIC Institutional Bond Fund III and the Johnson Enhanced Return Fund (together with the Bond Funds, the “Funds”). The Bond Funds were established on August 31, 2000, and the Enhanced Return Fund was established on August 24, 2005.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the officers of the Trust, subject to the review and approval of the Board of Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each of the Funds, at its discretion and with shareholder consent, may use securities from a Fund’s portfolio to pay you for your shares, provided that the Adviser deems that such a distribution of securities will not adversely affect the Fund’s portfolio. Any such transfer of securities to you will be a taxable event and you may incur certain transaction costs relating to the transfer. Contact the Funds for additional information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

This section contains a more detailed discussion of some of the investments of the Funds may make and some of the techniques they may use.

A.	Quality Ratings

The Adviser considers corporate debt securities to be of investment-grade quality if they are rated BBB or higher by the Standard & Poor’s Corporation (“S&P), Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, determined by the Adviser to be of comparable quality. Investment-grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody’s drops below A3 or A-, respectively, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines, based on its own credit analysis, that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. No Fund holds more than 5% of the value of its net assets in securities that are below A3 or A-. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below A3 or A-, the Fund will take action to reduce the value of such securities below 5%.

B.	Corporate Debt Securities

Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper that consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.

C.	Fixed Income Securities

Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

D.	U.S. Government Securities

U.S. Government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities such as securities issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association (FNMA), are supported only by the credit of the agency that issued them and the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are neither insured nor guaranteed by the U.S. government.

E.	Mortgage-Backed Securities

Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return. While there is no limit on issues backed by government agencies, no Fund will invest more than 30% of its net assets in mortgage-backed securities issued by entities other than government agencies.

F.	Collateralized Mortgage Obligations (CMOs)

CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses. While there is no limit on issues backed by government agencies, no Fund will invest more than 30% of its net assets in CMOs issued by entities other than government agencies.

G.	Financial Service Industry Obligations

Financial service industry obligations include, among others, the following.

1.
Certificates of Deposit - Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

2.
Time Deposits - Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

3.
Bankers’ Acceptances - Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

H.	Asset-Backed and Receivable-Backed Securities

Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments that shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments—if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. No Fund will invest more than 30% of its net assets in asset-backed or receivable-backed securities.

I.	Restricted Securities

Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. No Fund will invest more than 5% of its net assets in restricted securities.

J.	Foreign Securities

The Funds may invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Adviser to be comparable in quality to investment-grade domestic securities. Neither Fund will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 15% of the value of the total assets of the Fund. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.

K.	Repurchase Agreements

A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a U.S. government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust’s custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 5% (15% in the core of the Enhanced Return Fund) of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

L.	When Issued Securities and Forward Commitments

Each Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Funds will not invest more than 25% of their respective total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in a Fund’s share price and yield. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

M.	Futures Contracts and Options on Futures Contracts

The Enhanced Return Fund may invest in futures contracts and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. An option on a futures contract obligates the writer, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. Whether a party realizes a gain or loss from futures activities depends upon movements in the underlying security or index. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. Each Fund only invests in futures contracts to the extent it could invest in the underlying instrument directly. The Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Risk Factors in Futures Transactions

Liquidity Risk - Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

Correlation Risk - The prices of futures contracts depend primarily on the value of their underlying instruments. As a result, futures prices can diverge from the prices of their underlying instruments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between futures contracts and their underlying instruments also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

▪	Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded;
▪	May be maintained in cash or certain other liquid assets by the Fund's custodian for the benefit of the FCM; and
▪	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). However, segregation of assets is not required if the Fund "covers" a long position. For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).

Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

INVESTMENT LIMITATIONS

A.	Fundamental

The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”)—i.e., they may not be changed without the affirmative vote of majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this Statement of Additional Information, the term “majority” of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.
Borrowing Money - The Funds will not borrow money except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund, or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.
Senior Securities - The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated there under or interpretations of the Securities and Exchange Commission or its staff, and (b) as described in the Prospectus and this Statement of Additional Information.

3.
Underwriting - The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.
Real Estate - The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-backed securities or investing in companies engaged in the real estate business.

5.
Commodities - The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by commodities.

6.
Loans - The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.
Concentration - A Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as the date of consummation.

B.	Non-Fundamental

The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental.

1.
Pledging - The funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental Limitation (1) above.

2.	Borrowing - The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.
Margin Purchases - The Funds will not purchase securities or evidences of interest thereon on “margin”. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchase and sales or redemption of securities.

4.	Short Sales - The Funds will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short.

5.
Futures and Options - The Bond Funds will not purchase or sell futures, puts, calls, options or straddles. The Enhanced Return Fund will not purchase or sell futures, puts, calls, options or straddles except as described in the Fund’s prospectus and this Statement of Additional Information.

6.	Illiquid Investments - A Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

7.	Issuers - No Fund will invest more than 5% of its net assets in securities for which there are legal or contractual restrictions or resale and other illiquid securities.

8.	Non-Dollar Denominated Securities - The Funds will only purchase dollar-denominated investments.

9.
Eighty Percent Investment Policy - Under normal circumstances, at least 80% of the respective Bond Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in bonds. No Fund will change this policy unless the Fund’s shareholders are provided with at least sixty days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement in bold-face type: “Important Notice Regarding Change in Investment Policy”. The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communication to the Fund’s shareholders.

TRUSTEES AND OFFICERS

Information pertaining to the Trustees and Officers of the Trust is provided below. Trustees who are not deemed to be interested persons of the Trust, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Trust are referred to as Interested Trustees. Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns or is removed.

NAME, ADDRESS AND AGE	CURRENT POSITION HELD WITH TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD

Interested Trustee

Timothy E. Johnson (63)* 3777 West Fork Road Cincinnati, Ohio 45247	President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor Finance at the University of Cincinnati	13	Director, Kendle International, Inc.

Independent Trustees

John W. Craig (72) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired Director of Corporate Affairs, R. A. Jones and Co., Inc.	13	None

Ronald H. McSwain (63) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	13	None

Kenneth S. Shull (76) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	13	None

James J. Berrens (40) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Controller of MSA Trans since 2006; Audit Manager of Grear & Company since From 2001 to 2005	13	None

John R. Green (63) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired Purchases Director at The Procter & Gamble Company	13	None

Officers

Dale H. Coates (47) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary and Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A

Marc E. Figgins (42) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc. since July 2001, Director of BISYS Fund Services from January 2001 to July 2001, Mutual Funds Manager at McDonald Investments from 1991 to 2000	NA	NA

Scott J. Bischoff (40) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Operations Manager of the Trust’s Adviser	NA	NA

*Mr. Johnson is an interested person of the Trust because he is a director, officer and employee of the Trust’s Adviser and an officer of the Trust.

The Board currently has an Audit Committee and a Nominating Committee. Each committee consists of all independent trustees. The Audit Committee met twice during the fiscal year ended December 31, 2004. The Nominating Committee did not meet during the fiscal year ended December 31, 2004. The primary purpose of the Audit Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the 1940 Act. The functions of the Nominating Committee are to oversee the nomination and selection of the Trustees.

The dollar ranges of securities beneficially owned* by the Trustees in each Fund and in the Trust as of December 31, 2005, are as follows:

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES HELD IN EACH FUND JOHNSON INVESTMENT COUNSEL INSTITUTIONAL FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES HELD IN ALL FUNDS OF THE TRUST
Timothy E. Johnson	JIC Institutional Bond Fund I - None JIC Institutional Bond Fund II - None JIC Institutional Bond Fund III - None Enhanced Return Fund - Over $100,000	Over $100,000
John W. Craig	None	$50,001-$100,000
Ronald H. McSwain	None	Over $100,000
Kenneth S. Shull	None	$50,001-$100,000
James J. Berrens	None	None
John R. Green	None	Over $100,000

The compensation paid to the Trustees of the Trust for the year ended December 31, 2005 is set forth in the following table:

NAME OF TRUSTEE	TOTAL COMPENSATION FROM TRUST (THE TRUST IS NOT IN A FUND COMPLEX) [1]
Timothy E. Johnson	$0
John W. Craig	$7,000
Ronald H. McSwain	$7,000
Kenneth S. Shull	$7,000
James J. Berrens	$0[2]
John R. Green	$0[2]

1 Trustee fees are Trust expenses. However, because the Management Agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.
2 Elected in March 2006, so no fees have been paid as of December 31, 2005.

As of March 31, 2006, the following persons may be deemed to beneficially own five percent (5%) or more of the outstanding shares of each of the Funds:

JIC Institutional Bond Fund I

The Covie and Company, 5215 Old Orchard Road, Suite 725, Skokie, Illinois 60077-1045: 100%.

JIC Institutional Bond Fund II

The Covie and Company, 5215 Old Orchard Road, Suite 725, Skokie, Illinois 60077-1045: 100%.

JIC Institutional Bond Fund III

The Covie and Company, 5215 Old Orchard Road, Suite 725, Skokie, Illinois 60077-1045: 100%.

Johnson Enhanced Return Fund

Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion: 100%

Shareholder Rights - Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he/she owns and fractional votes for fractional shares he/she owns. All shares of a Fund have equal voting rights and liquidation rights.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2005, the Covie and Company may be deemed to own in the aggregate more than 25% of the shares of the Bond Funds, and, as a result, may be deemed to control these Funds. As of December 31, 2005, discretionary advisory accounts of Johnson Investment Counsel, Inc. and other accounts that officers and/or employees may control may be deemed to own in the aggregate more than 25% of the shares of the Enhanced Return Fund, and, as a result, may be deemed to control these Funds.

THE INVESTMENT ADVISER

The Trust’s investment Adviser is Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247. Timothy E. Johnson may be deemed to be a controlling person and an affiliate of the Adviser due to his ownership of its shares and his position as the President and director of the Adviser. Mr. Johnson, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

Under the terms of the Management Agreement, the Adviser manages the Funds’ investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short), 12b-1 fees and extraordinary expenses. As compensation for its management services and agreement to pay the Funds’ expenses, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.30% of the average daily net assets of each Bond Fund, and 1.0% of the average daily net assets of the Enhanced Return Fund.  The Adviser has contractually agreed to waive 0.65% of the management fee for the Johnson Enhanced Return Fund through April 30, 2007. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove this waiver after April 30, 2007.

For the fiscal years indicated below, the following advisory fees were paid:

	2005	2004	2003
JIC Institutional Bond Fund I	$167,680	$154,224	$141,267
JIC Institutional Bond Fund II	$165,107	$151,578	$138,660
JIC Institutional Bond Fund III	$149,564	$132,580	$125,036
Johnson Enhanced Return Fund*	0.00	n/a	n/a
* Commencement Date December 30, 2005

The Adviser retains the right to use the name “Johnson” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Johnson” automatically ceases thirty days after termination of the Management Agreement and may be withdrawn by the Adviser on thirty days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. A Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust’s portfolio decisions and the placing of the Trust’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Management Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

To the extent that the Trust and another of the Adviser’s clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be allocated using the following rules:

A.
All client accounts would have their entire order filled or receive no shares at all, unless the account’s purchase would exceed $50,000. In that case, filling part of the order for that account would be acceptable.

B.
The orders would be filled beginning with the account least invested in that security type, relative to its goal, and proceed through the list with the last order filled for the account most invested in that security type, relative to its goal.

Based on rule A, some accounts may be skipped to meet the exact number of shares purchased. For the sale of a security, the orders would be filled beginning with the most fully invested account moving to the least fully invested.

The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Code from the Securities and Exchange Commission.

DISTRIBUTION PLAN

The Enhanced Return Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), however, the Plan has not been activated and the Fund has no present intention to activate the Plan.. The Plan permits the Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by the Fund is 0.25% of its average daily net assets.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable Fund. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

DETERMINATION OF SHARE PRICE

The prices (net asset values) of the shares of each Fund are determined as of the close of trading of the New York Stock Exchange (4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust uses Thomson Financial and Interactive Data Corporation to price portfolio securities. The Board of Trustees periodically reviews the pricing services used by the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than sixty days when acquired, or which subsequently are within sixty days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

For additional information about the methods used to determine the net asset value (share price), see “Share Price Calculation” in the Prospectus.

TAXES

Each Fund has qualified, and intends to continue to qualify, under Subchapter M of the Internal Revenue Code. By so qualifying, no Fund will be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to shareholders. Each Fund is required by federal law to withhold and remit to the U.S. Treasury a portion (30%) of the dividend income and capital gains distributions of any account unless the shareholder provides a taxpayer identification number and certifies that the taxpayer identification number is correct and that the shareholder is not subject to backup withholding.

To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2005, the JIC Institutional Bond Fund I had accumulated net realized capital loss carryovers of ($33) expiring in 2008, ($8,213) expiring in 2009, ($941,004) expiring in 2010, ($18,453) expiring in 2011, ($9,554) expiring in 2011 and ($88,244) expiring in 2013. To the extent that the JIC Institutional Bond Fund I realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2005, the JIC Institutional Bond Fund II had accumulated net realized capital loss carryovers of ($50,432) expiring in 2012 and ($215,539) expiring in 2013. To the extent that the JIC Institutional Bond Fund II realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2005, the JIC Institutional Bond Fund III had accumulated net realized capital loss carryovers of ($98,880) expiring in 2013. To the extent that the JIC Institutional Bond Fund III realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Funds release portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Funds. These third party servicing agents include the Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian, each of which is described in this SAI. Additionally, the Funds may release portfolio holdings to third party rating agencies and data reporting platforms (currently Lipper and Morningstar) on a periodic basis. The Funds also may disclose portfolio holdings, as needed, to the Funds’ auditors, proxy voting services (if applicable), pricing services and legal counsel, each of which is described in the prospectus or in this SAI. This information is disclosed to third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

Except as described above, the Funds are prohibited from entering into any arrangements with any person to make available information about the Funds’ portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Funds’ portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

PORTFOLIO MANAGERS

The Johnson Mutual Funds are managed with a team approach. The following charts indicate the individuals involved with the day to day portfolio management of each of the Johnson Mutual Funds and a description of their experience. Also included in the chart is a dollar range of equity securities in the Funds.

Portfolio Manager, Title	Participation on Teams	Length of Service	Business Experience	Dollar Range of Equity Securities in Funds
Jason Jackman	JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, Enhanced Return Fund	12 years	Team Leader for the Fixed Income and Municipal Income Funds; CFA, 1998; Portfolio Manager for the Adviser since August, 1993.	None
Dale Coates	JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, Enhanced Return Fund	17 years	CFA, 1999; Vice President and Portfolio Manger of the Adviser since February, 1989.	None
Michael Leisring	JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, Enhanced Return Fund	6 years
CFA, 2002; Fixed Income Analyst for the Adviser since June, 2003; Portfolio Manager Assistant for the Adviser March, 1999 to June, 2003; Brokerage Representative, Fidelity Investments, October, 1998 to March, 1999

None

The following table discloses the number of accounts managed by the portfolio manager team member and the total assets managed within other registered investment companies (“RIC”). The Adviser does not use any performance based fees accounts.

Team Member	Number of RIC Accounts	Total RIC Assets	Number of Other Accounts	Total Assets of Other Accounts
Jason Jackman	2	$78,500,000	9	$171,619,000
Dale Coates	8	$231,239,000	81	$499,775,000
Michael Leisring	2	$78,500,000	1	$62,000

There are currently no conflicts of interest between the management of the funds and the accounts described above that the Fund determines is material. Purchases and redemptions to the accounts are processed with an allocation program that does not permit any discrimination to either the Fund accounts or the accounts described above.

Each of the team members are compensated for their services by the Adviser. The Portfolio’s compensation consists of a salary, incentive compensation, and retirement plans contributions by the Adviser. The salary for each team member is fixed. The incentive compensation structure provides additional compensation to the portfolio management team member if the Funds and accounts described in the table meet certain performance criteria versus the established benchmarks on a pretax basis. The benchmarks are measured on a one and three year basis. Portfolio management team members are also eligible for participation in a Defined Contribution Plan which provides retirement contributions based on a percent of salary which is applied to all employees of the Adviser and its affiliates.

CUSTODIAN

National City Bank, One East Fourth Street, Cincinnati, Ohio 45202, is the current custodian of the Funds’ investments. The Custodian acts as each Fund’s depository, holds its portfolio securities in safekeeping, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

FUND SERVICES

Johnson Financial, Inc. (“JFI”), 3777 West Fork Road, Cincinnati, Ohio 45247, acts as the Funds’ transfer agent. A Trustee and four officers of the Trust are members of management and/or employees of JFI. JFI maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For the services as transfer agent, for the fiscal years ended December 30, 2003, 2004 and 2005, JFI received from the Adviser (not the Funds) an annual fee of $168,000 in the aggregate for all Funds of the Trust.

In addition, JFI provides fund accounting services to each Fund, including maintaining each Fund’s accounts, books and records, calculating net asset value per share and distributions, and providing reports and other accounting services. For the services as fund accountant, for the fiscal years ended December 31, 2003, 2004 and 2005, JFI received from the Adviser (not the Funds) an annual fee of $144,000 in the aggregate for all Funds of the Trust.

JFI also provides the Funds with administrative services to each Fund and the Trust, including all compliance, regulatory reporting and necessary office equipment, personnel and facilities. For its services as fund administrator, for the fiscal years ended December 31, 2003, 2004 and 2005, JFI received from the Adviser (not the Funds) an annual fee of $264,000 in the aggregate for all Funds of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen McCurdy, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2006. Cohen McCurdy Ltd. performs an annual audit of the Trust’s financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

The financial statements and independent auditor report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust’s Annual Report to shareholders for the period ended December 31, 2005. The Funds will provide the Annual Report without charge at written request or request by telephone.